Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report of Duoyuan Printing, Inc. (fka Asian Financial, Inc.) on Form 10-K/A for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), we, the undersigned officers of Duoyuan Printing, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
(1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of Duoyuan Printing, Inc.
November 5, 2009

By:	/s/ Christopher Patrick Holbert
Christopher Patrick Holbert
Chief Executive Officer

By:	/s/ William D. Suh
William D. Suh
Chief Financial Officer